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                                                           Exhibit 10.20


                      SUBSCRIPTION AGREEMENT

     THIS AGREEMENT is made as of the 31st day of December, 1996, by and between MICROVISION MEDICAL SYSTEMS, INC., a corporation incorporated under the laws of the State of Delaware (the
"Company"), and SAFEGUARD SCIENTIFICS (DELAWARE), INC. (the
"Subscriber"), with reference to the following Recitals:

     WHEREAS, the Subscriber desires to purchase, and the Company desires to sell to the Subscriber, 221,850 shares (the "Preferred
Shares") of Series B Preferred Stock, par value $.01 per share
("Series B Preferred Stock"), of the Company on the terms hereinafter set forth.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. The Company will authorize and issue to the Subscriber, and the Subscriber will purchase from the Company at the price of $4.50 per share, 221,850 shares of Series B Preferred Stock of the Company, which shares shall be convertible into shares of the Company's Common Stock (the "Conversion Shares") pursuant to the terms of the Certificate of Designation of Series B Preferred Stock.

     2. The Subscriber hereby agrees that certificates representing shares of Series B Preferred Stock issued to it pursuant hereto may bear the following legends:

     THE SHARES REPRESENTED BY THIS CERTIFICATE
     HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
     ACT OF 1933.  SUCH SHARES HAVE BEEN ACQUIRED
     FOR INVESTMENT AND MAY NOT BE SOLD,
     TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE
     ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT
     FOR SUCH SHARES UNDER THE SECURITIES ACT OF
     1933, UNLESS, IN THE OPINION (WHICH SHALL BE
     IN FORM AND SUBSTANCE SATISFACTORY TO THE
     CORPORATION) OF COUNSEL SATISFACTORY TO THE
     CORPORATION, SUCH REGISTRATION IS NOT
     REQUIRED.

     3. The Subscriber hereby represents and warrants to the Company that:

     (A) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the
"Securities Act") and was not organized for the specific purpose of acquiring the Preferred Shares;

     (B) it has sufficient knowledge and experience in investing in companies

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similar to the Company in terms of the Company's
stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

     (C) it has had an opportunity to discuss the Company's proposed business, management and financial affairs with the Company's management;

     (D) the Preferred Shares being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof;

     (E) it understands that (i) the Preferred Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, (ii) the Preferred Shares and, upon conversion thereof, the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Preferred Shares and the Conversion Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect; and

     (F) if it sells any Conversion Shares pursuant to Rule 144A promulgated under the Securities Act, it will take all necessary steps in order to perfect the exemption from registration provided thereby, including (i) obtaining on behalf of the Company information to enable the Company to establish a reasonable belief that the purchaser is a qualified institutional buyer and (ii) advising such purchaser that Rule 144A is being relied upon with respect to such resale.

     4. This agreement shall be governed by the laws of the State of Delaware.

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     IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                              MICROVISION MEDICAL SYSTEMS, INC.



                              By:  /s/ John Scott
                                  ------------------------------
                                   Name:
                                   Title:  Chairman



                              SAFEGUARD SCIENTIFICS (DELAWARE), INC.



                              By:  /s/ Michael Miles
                                  ------------------------------
                                   Name:
                                   Title:  Vice President


Attest:


/s/ Kathleen Lees
-----------------
Secretary

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